Exhibit 10.16A
Schedule of Named Executive Officers* Party to Change of Control Employment Agreement (BE4 and Higher Version without gross-up or window period - 2015 version)
(As of December 31, 2023)
Peter L. Sefzik

*Named Executive Officers as disclosed in registrant's most recent proxy statement.